UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

United America Indemnity, Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands	None
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2008, United America Indemnity, Ltd. (the “Company”) issued a press release announcing the Company’s financial results for its third quarter and fiscal quarter ended September 30, 2008.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated October 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

October 30, 2008	By:	/s/ Thomas M. McGeehan

Name: Thomas M. McGeehan
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.            Description

99.1                        Press Release dated October 30, 2008.